                                  Exhibit 32.2
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


        In connection with the Report of Greater Atlantic Financial Corp. (the "Company") on Form 10-KSB/A for the year ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David E. Ritter, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

         (A) The Report fully complies with the requirements of Section 13(a)-15(e) or 15(d)-15(e) of the Securities Exchange Act of 1934; and

         (B) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.





                                                  /s/ David E. Ritter
                                                  -------------------
                                                  David E. Ritter
                                                  Chief Financial Officer
                                                  May 27, 2004